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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 1, 2004 relating to the consolidated financial statements and financial statement schedule of Overland Storage, Inc., which appears in Overland Storage, Inc.'s Annual Report on Form 10-K for the year ended June 30, 2004.

PricewaterhouseCoopers LLP

San Diego, California
December 17, 2004

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM